UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
____________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 20, 2010 (January 12, 2010)

NICARAGUA RISING INC.
(Exact name of registrant as specified in its charter)

Nevada	000-53597	26-1319217
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employee Identification No.)

10801 Mastin, Suite 920
Overland Park, KS 66210
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code:   (913) 491-1717

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Form 8-K and other reports filed by Nicaragua Rising, Inc., a Nevada corporation (the “Registrant”) from time to time with the Securities and Exchange Commission (collectively the “Filings”) contain or may contain forward-looking statements and information based upon the beliefs of, and currently available to, the Registrant’s management as well as estimates and assumptions made by the Registrant’s management. When used in the Filings the words “anticipate”, “believe”, “estimate”, “expect”, “future”, “intend”, “plan” or the negative of these terms and similar expressions and variations thereof as they relate to the Registrant or the Registrant’s management identify forward-looking statements. Such statements reflect the current view of the Registrant with respect to future events and are subject to risks, uncertainties, assumptions and other risk factors relating to the Registrant’s industry, the Registrant’s operations and results of operations and any businesses that may be acquired by the Registrant. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

Although the Registrant believes that the expectations reflected in the forward-looking statements contained in the Registrant’s Filings are reasonable, the Registrant cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the securities laws of the United States, the Registrant does not intend to update any of the forward-looking statements contained herein to conform these statements to actual results.

Item 1.01 Entry into a Material Definitive Agreement.

On January 12, 2010, the Company entered into a corporate advisory services agreement (the “Agreement”) with Core Consulting Group (“Core”).  Pursuant to the Agreement, Core will provide non-exclusive advisory services to the Company in the areas of public and investor relations.  The term of the Agreement is for a period of six months and pursuant to the agreement the Company has agreed to issue to Core an aggregate of 250,000 shares of its restricted common stock and to pay Core $100,000 in cash.  The Agreement may be terminated by either party prior to six months if a material breach of the Agreement occurs by either the Company or Core.

Section 3.02 Unregistered Sales of Equity Securities.

Pursuant to the Agreement referred to in Section 1.01 above, the Company issued 250,000 shares of its common stock to Core pursuant to the exemption provided by Section 4(2) of the Securities Act of 1933, as amended.

Item 9.01  Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit Number	Description

99.1	Corporate Advisory Services Agreement dated January 12, 2010 by and between Nicaragua Rising, Inc. and Core Consulting Group

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 20, 2010	NICARAGUA RISING, INC.

	By:	WILLIAM P. MOORE
William P. Moore
Chief Executive Officer